June 16, 1998

Mr. Windsor R. Davies
Lloyds Bank
575 Fifth Avenue
New York, NY 10017

RE:  CREDIT AGREEMENT BETWEEN THE INTERPUBLIC
	GROUP OF COMPANIES, INC. AND LLOYDS BANK PLC.

Dear Windsor:

We are writing to you in connection with the Credit Agreement between The Interpublic Group of Companies, Inc. and Lloyds Bank Plc dated July 3, 1995 (the "Agreement").
Section 2.13 of the Agreement provides that the Borrower may request extension of the Commitment under the Agreement for an additional period of one year from the then current Termination Date.

Notwithstanding the dates specified in Section 2.13 of the Agreement for requesting such extension, we hereby request that you extend the Termination Date of the Agreement to July 3, 1999. If you are agreeable to our request, please so indicate by signing and returning the duplicate copy of this letter which we have enclosed herewith.

Thank you.

								Sincerely,




								ALAN M. FORSTER
								ALAN M. FORSTER

ACCEPTED AND AGREED:
LLOYDS BANK PLC


By:  DAVID C. RODWAY
     DAVID C. RODWAY
     ASSISTANT VICE PRESIDENT


BY:  W. CAMPOSANO
     W. CAMPOSANO



Date: ___________________

cc:  Ms. Barbara Gmora
     Mr. Theodore S. Paraskevas
     Ms. Marti M. Spears
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